UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: February 18, 2009

(Date of earliest event reported)

WITEL CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-145134	20-8734462
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, Suite 600 Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

866-400-0576
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report,  the terms "we",  "us",  "our",  "our company," or "the Corporation" refers to Witel, Corp., a Nevada corporation.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2009, the Board of Directors appointed Gary Tsitron as a member of the Board of Directors.  On February 18, 2009, the Board of Directors appointed Gary Tsitron as Chief Executive Officer of the Corporation.

Upon his resignation, James Renton appointed Gary Tsitron as a member of our Board of Directors to serve until the next annual meeting of the Corporation’s shareholders or his respective earlier death, resignation or removal from office and as Chief Executive Officer, President, and Chief Financial Officer.

Gary Tsitron’s biography is as follows:

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

 None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WiTel Corp. DATE: February 26, 2009 By: /s/ Gary Tsitron Name: Gary Tsitron Title: Chief Executive Officer